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                          VALIDITY AND SUPPORT GUARANTY

          THIS VALIDITY AND SUPPORT GUARANTY (the "GUARANTY") is made as of June 14, 2006 by the undersigned in favor of the Buyers (as defined below).

                                   WITNESSETH:

          WHEREAS, pursuant to a Note Purchase Agreement, dated June 14, 2006, (the "NOTE PURCHASE AGREEMENT") ZBB ENERGY CORPORATION, a Wisconsin corporation (the "COMPANY"), issued to certain investors (the "BUYERS") certain 8% Senior Secured Notes (collectively, the "NOTES"); and

          WHEREAS, pursuant to the Note Purchase Agreement, the Company, the Buyers and CRUCIAN TRANSITION INC. DBA CTI CAPITAL MANAGEMENT, a Delaware corporation (the "COLLATERAL AGENT"), as agent for the Buyers, entered into a Security Agreement dated June 14, 2006 (the "SECURITY AGREEMENT");

          WHEREAS, pursuant to the Note Purchase Agreement, each of ZBB Technologies, Inc., a Wisconsin corporation, and ZBB Technologies, Ltd., an Australian corporation (each a "SUBSIDIARY" and collectively the "SUBSIDIARIES") each a wholly-owned Subsidiary (as defined in the Note Purchase Agreement) of the Company, has executed and delivered a Guaranty Agreement, dated June 14, 2006; and

          WHEREAS, pursuant to the Note Purchase Agreement, each Subsidiary, the Buyers and the Collateral Agent entered into a Subsidiary Security Agreement dated June 14, 2006 (each a "SUBSIDIARY SECURITY AGREEMENT", and collectively the "SUBSIDIARY SECURITY AGREEMENTS").

          NOW, THEREFORE, the undersigned does hereby unconditionally, irrevocably and absolutely warrant and represent to and covenant with the Buyers as follows:

          1. DOCUMENT ROOM. In order to induce the Buyers to enter into the Note Purchase Agreement and the related agreements therein, and due to the close business and financial relationship between the undersigned and each of the Company and each Subsidiary, whereby it is in the direct interest and benefit of the undersigned, and for other good and valuable consideration received, the undersigned, at any and all time the undersigned is employed as an executive officer of the Company, hereby represents, warrants, covenants and agrees in favor of the Buyers, together with their successors and assigns, that the Company, on behalf of itself and each of the Company Subsidiaries, shall, in accordance with Section 7(i) of the Note Purchase Agreement, establish within thirty (30) days of the Closing Date (as defined in the Note Purchase Agreement) and maintain continuously thereafter until all of the Obligations (as defined in the Security Agreement) have been indefeasibly paid in full, a secure document control room designated as such at the Company's central offices located at N93 W14475 Whitaker Way, Menomonee Falls, Wisconsin, which shall contain all complete, genuine and accurate current, as of the Closing Date, and future of all of the Document Control Room Items, as such term is defined in Section 7(i) of the Note Purchase Agreement.

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          2. REPRESENTATIONS, WARRANTIES AND COVENANTS.

               a. The undersigned will, at any and all time the undersigned is employed as an executive officer of the Company, to use his or her good faith efforts, subject to his or her fiduciary obligations, to work with the Buyers and the Collateral Agent, to: (i) ensure the Buyers have a continuing unconditional, first-priority, perfected security interest in the Collateral, as defined in the Security Agreement, and (ii) ensure the Buyers have a continuing unconditional, first-priority, perfected security interest in the Collateral, as defined in the Subsidiary Security Agreements. The undersigned represents and warrants to the Buyers and the Collateral Agent that the Company and each Subsidiary, respectively, has good right to pledge and transfer same, and has no knowledge of any fact which would impair the validity thereof.

               b. The undersigned further represents and warrants to the Buyers and the Collateral Agent, together with their respective successors and assigns, and agrees to indemnify and hold harmless the Buyers and the Collateral Agent and their respective successors and assigns against, any and all liabilities, claims, actions, causes of action, damages, losses, judgments, costs and expenses, including but not limited to reasonable attorneys' fees which any of them may suffer as a result of: (i) any illegal, improper, fraudulent or dishonest act of the undersigned, without limitation, any misappropriation, conversion, or diversion of any Collateral; (ii) the making, by the undersigned of any representation, warranty, or other statement or the furnishing of any information to the Buyers or the Collateral Agent by the Company or any Subsidiary in connection with this Guaranty which shall have been false or misleading in any material respect when made or furnished; and (iii) the breach or failure of any of the obligations, covenants, representations and conditions guaranteed, made or assumed by the undersigned in accordance with the terms of this Guaranty.

               c. During any liquidation of the Company or any Subsidiary or any of their respective assets, the undersigned agrees to be available at the request of the Buyers or the Collateral Agent, at an agreed upon compensation commensurate with the compensation previously paid to the undersigned by the Company, and at and under the Buyers' or the Collateral Agent's direction, to cooperate in such a liquidation, including, without limitation, collect and prepare the Collateral for sale, initiating and hold discussions with possible purchasers, and in general providing the benefit of the undersigned knowledge and experience.

               d. The undersigned agrees to unconditionally guaranty to the Buyers and the Collateral Agent as surety against any loss, damage, liability or cost as a result of any breach of a representation, warranty, covenant or agreement contained in Sections 1 and 2 hereof.

          3. NO RELEASE FROM OBLIGATIONS. The undersigned waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any liabilities, suit or taking other action by the Buyers and/or the Collateral Agent against, and any other notice, to any party liable thereon (including the undersigned), and waives any defense, offset or counterclaim to any liability hereunder. The Buyers and/or the Collateral Agent may at any time and from time to time (whether or not after revocation of termination of this Guaranty) without


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the consent of, or notice to, the undersigned, without incurring responsibility to the undersigned without impairing or releasing the obligations of the undersigned hereunder, upon or without any terms or conditions and in whole or in part:

               a. change the manner, place or terms of payment, and/or change or extend the time of payment of, renew or alter, any of the Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Obligations as so changed, extended, renewed or altered;

               b. sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof and/or offset there against;

               c. exercise or refrain from exercising any rights against the Company or any Subsidiary or others (including the undersigned) or otherwise act or refrain from acting;

               d. settle or compromise any of the Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability, (whether due or not) to creditors of the Company or any Subsidiary other than the Buyers; and

               e. apply any sums by whomsoever paid or howsoever realized to any of the Obligations regardless of what Obligations or other liabilities of the Company remain unpaid.

          4. SEVERABILITY. No invalidity, irregularity or unenforceability of all or any part of the Obligations hereby guaranteed or of any security therefor shall affect, impair or be a defense to this Guaranty. The liability of the undersigned hereunder is primary and unconditional and shall not be subject to any offset, defense or counterclaim of the Company or any Subsidiary. This Guaranty is a continuing one and all obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

          5. ATTORNEYS' FEES. In the event any of the Buyers or the Collateral Agent retains attorneys for the purpose of enforcing this Guaranty, the undersigned shall on demand, pay all costs and expenses of every kind (including without limitation, reasonable attorneys' fees) which may be paid or incurred by the Buyers or the Collateral Agent in enforcing any rights under this Guaranty.

          6. WAIVERS. No delay on the part of the Buyers or the Collateral Agent in exercising any of their options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of their rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made by the Buyers or the Collateral Agent


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unless the same shall be in writing, duly signed on behalf of the Buyers or the
Collateral Agent, and each waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of any of the Buyers or the Collateral Agent or the obligations of the undersigned to the Buyers or the Collateral Agent in any other respect at any other time. The undersigned shall have no right of subrogation, indemnification or recourse against the Company or any Subsidiary or any of their respective assets or property or any security held for any Obligations until all of the Obligations are indefeasibly paid in full to the Buyers.

          7. LAW GOVERNING AND JURISDICTION. This Guaranty shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state, without regard to the principles of conflict of laws. The undersigned hereby submits to the exclusive jurisdiction of the United States federal courts or New York state courts located in New York, New York with respect to any dispute arising under this Guaranty, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby, and consent to the personal jurisdiction of such courts and shall subject himself or herself to such personal jurisdiction. The undersigned irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The undersigned further agrees that service of process upon him or her mailed by first class mail shall be deemed in every respect effective service of process upon the undersigned in any such suit or proceeding. Nothing herein shall affect any right to serve process in any other manner permitted by law. The undersigned agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. THE UNDERSIGNED AGREES AND DOES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT AGAINST THE UNDERSIGNED ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY OR THE RELATIONSHIP CREATED HEREBY.

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     IN WITNESS WHEREOF, the undersigned has been duly executed this Guaranty on the date set forth above.


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Signature

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Name

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Address

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City, State, Zip Code


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